                                                                    EXHIBIT 10.7

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

          This Intellectual Property Security Agreement dated September 30, 2002 is between AMX Corporation, a Texas corporation ("Grantor") and Bank One, NA ("Bank").

                                    RECITALS

               A. Pursuant to and subject to the terms and conditions set forth in that certain Letter Loan Agreement (the "Loan Agreement") dated the date hereof between Grantor and Bank, Bank has agreed to make advances to Grantor ("Loans").

               B. The Loans are secured (the "Liens") by all of Grantor's assets pursuant to, among other documents, that certain Security Agreement dated the date hereof executed by Grantor to Bank (the "Security Agreement") and such collateral includes, without limitation, all of Borrower's Copyrights, Trademarks, Patents, and Mask Works (each as defined in the Loan Agreement and in the Security Agreement) and other intellectual property (the "Intellectual Property Collateral").

               C. Grantor and Bank desire to enter into this agreement for the purpose of placing notice of Bank's Liens of record in the registry of the United States Patent and Trademark Office and the United States Copyright Office (a division of the Library of Congress).

                                    AGREEMENT

          Grantor has granted and hereby grants Bank a security interest in all of its right, title and interest in its Intellectual Property Collateral (such as the Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C and D respectively), and all proceeds (such as license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements rights throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part.

          This security interest is granted in conjunction with the security interest granted under the Loan Agreement and the Security Agreement. Bank's rights and remedies in the security interest are in addition to those set forth in the Loan Agreement, the Security Agreement and the other Loan Documents, and those available in law or equity. Bank's rights powers and interests are cumulative with every right, power or remedy provided here. Bank's exercise of its rights, powers or remedies in this Agreement, the Loan Agreement, the Security Agreement or any other Loan Document, does not preclude the simultaneous or later exercise of any or all other right, power or remedy.

BANK:                                             GRANTOR:

BANK ONE, NA, a national banking association      AMX Corporation, a Texas Corporation

By: /s/ Fred Points                               By: /s/ Jean M. Nelson
   ------------------------------------              ----------------------------------
            (Signature)                                        (Signature)

        Fred Points                                       Jean M. Nelson
   ------------------------------------              ----------------------------------
            (Printed name)                                     (Printed name)

             FVP                                            VP : CFO
   ------------------------------------              ----------------------------------
           (Title)                                             (Title)

                                    EXHIBIT A

                                   COPYRIGHTS

MATTER NAME                           FILING DATE:     REGISTRATION NO.
------------------------------------------------------------------------
COPYRIGHT: SYNERGY 2 SERVER           Aug. 4, 1997       TXU 814-586
------------------------------------------------------------------------
COPYRIGHT: SYNERGY 2 CLIENT           Aug. 4, 1997       TXU 814-587
------------------------------------------------------------------------

                                    EXHIBIT B

                                     PATENTS

GWS File
Client No.  Previous    Short Matter            Long Matter                             Registration  Renewal
126239      Docket No.  Name           Country  Name           Serial No.  Filing Date: No.           Due         Status:
-----------------------------------------------------------------------------------------------------------------------------------
PATENTS -
GRANTED
-----------------------------------------------------------------------------------------------------------------------------------
                                                Design Patent:                                                    Patent
                        Desk Top                Desk Top                                                          Expiration
4000        1521-132-1  Controller     U.S.     Controller     29/137,835  02/27/2001   D451,529      12/04/2015  12/4/15.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Patent
                                                Design Patent:                                                    Expiration
4003        1521-37     Remote Control U.S.     Remote Control 29/089,844  06/24/1998   D416,910                  11/23/15.
-----------------------------------------------------------------------------------------------------------------------------------
PATENTS -
PENDING
-----------------------------------------------------------------------------------------------------------------------------------
                                                Internet
                        Internet Ctrl           Control System                                                    Awaiting First
1009        1521-111-1  S&M            U.S.     and Method     09/561,105  04/28/2000   Pending                   Office Action
-----------------------------------------------------------------------------------------------------------------------------------
                                                Internet
                        Internet                Application
                        Application             Control System                                                    Awaiting First
1010        1521-112-1  Ctrl S&M       U.S.     and Method     09/561,104  04/28/2000   Pending                   Office Action
-----------------------------------------------------------------------------------------------------------------------------------
                                                Dynamic
                                                Messaging
                        Dynamic                 System and                                                        Awaiting First
1011        1521-113-1  Messaging S&M  U.S.     Method         09/561,103  04/28/2000   Pending                   Office Action
-----------------------------------------------------------------------------------------------------------------------------------
                                                Internet
                                                Control System
                        Internet                Communication
                        Control                 Protocol and                                                      Awaiting First
1012        1521-114-1  System         U.S.     Method         09/561,102  04/28/2000   Pending                   Office Action
-----------------------------------------------------------------------------------------------------------------------------------
                                                AU 1009:
                        AU 1009:                Internet
                        Internet CS    Austral  Control System                                                    Annuity
2025        1521-115-3  Protocol       ia       Protocol Method48127/00    05/01/2000   Pending                   5-01-05.
-----------------------------------------------------------------------------------------------------------------------------------
                                                Design Patent:
                                                Wall Mount
                        Remote Camera           Remote
4001        1521-143-1  Controller     U.S.     Controller     29/142,648  05/30/2001   Pending                   active
-----------------------------------------------------------------------------------------------------------------------------------
                        Cntrl Sys               Control System
            1521-55-1   Communication           Communication  60/138,378                                         Awaiting First
1000        1521-55-2   Server         U.S.     Server         09/589,577  06/07/2000   Pending                   Office  Action
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                Method and
                                                System For
                                                Providing
                                                Access to
                        M&S-Prov.               Elements on a
            1521-56-1   Access to               Control Area   60/138,377                                         Awaiting First
1001        1521-56-2   Elements       U.S.     Network        09/589,576  06/07/2000   Pending                   Office  Action
-----------------------------------------------------------------------------------------------------------------------------------
                                                Method and
                                                System For
                                                Master to
                                                Master
                                                Communication
                        M&S-Master to           in Control                                                        Awaiting First
1002        1521-57-1   Master Comm.   U.S.     Systems        09/328,926  06/09/1999   Pending                   Office  Action
-----------------------------------------------------------------------------------------------------------------------------------
                                                AU 1003:
                                                Method and
                                                System For
                                                Operating                                                         Request for
                                                Virtual Devices                                                   Examination
                        AU                      By Master                                                         1/9/03  /
                        1003:Operatng  Austral  Controller in a                                                   Annuity due
2006        1521-58-3   Virtual Dvc    ia       Control System 54736/00    06/08/2000   Pending                   6/8/05
-----------------------------------------------------------------------------------------------------------------------------------
                                                Method and
                                                System For
                                                Operating
                                                Virtual Devices                                                   inactive -
                                                by Master                                                         Notice of
                        M&S-Operating           Controller in a                                                   Abandonment
1003        1521-58-1   Virtual Devices         Control System 09/328,921  06/09/1999                             9/06/02.
-----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1011:
                                                Dynamic
                        PCT 1011:               Messaging
                        Dynamic                 System and     PCT/US00/1
2035        1521-117-1  Messaging               Method         1853                                               inactive
-----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1010:
                                                Internet
                        PCT 1010:               Application
                        Internet Appl.          Control System PCT/US00/1
2034        1521-116-1  CS                      and Method     1797                                               inactive
-----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1017:
                                                System and
                        PCT1017:                Method for
                        Monitor Video           Monitoring     PCT/US00/4
2033        1521-65-2   Inputs                  Video Inputs   0160                                               inactive
-----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1018:
                                                System and
                                                Method for
                                                Integrating
                                                Multiple Video
                        PCT1018:Integra         Switches into  PCT/US00/1
2032        1521-66-2   te Video Swtch          a Video Matrix 5620                                               inactive
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1005:
                                                Method and
                                                System for
                                                Dynamically
                                                Assigning
                                                Device Numbers
                        PCT 1005:Dyn.           in a Control   PCT/US00/1
2031        1521-61-2   Assigning Dvc.#         System         4898                                               inactive
-----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1004:
                                                Method and
                                                System for
                                                Sending
                                                Messages to
                                                Multiple
                        PCT 1004:               Locations in a PCT/US00/1
2030        1521-60-2   Sending Message         Control System 4908                                               inactive
-----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1015:
                                                Method for
                                                Dynamically
                                                Updating Master
                                                Controllers
                        PCT 1015: Dyn.          in a Control   PCT/US00/1
2029        1521-59-2   Updating Mstr           System         5528                                               inactive
-----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1001:
                                                Method and
                                                System for
                                                Providing
                                                Access to
                        PCT 1001:               Elements on a
                        Providing               Control Area   PCT/US00/1
2015        1521-56-3   Access                  Network        5745                                               inactive
-----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1008:
                                                System and
                                                Method of
                                                Device
                                                Interface
                                                Configuration
                        PCT 1008:Device         for a Control  PCT/US00/1
2014        1521-64-2   Interface Conf          System         5485                                               inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1007:
                                                System and
                        PCT 1007:               Method For
                        S&M-Multimedia          Multimedia     PCT/US00/1
2011        1521-63-2   Display                 Display        5045                                               inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1006:
                                                Method and
                                                Apparatus For
                        PCT : M&A               Configuring a
                        Config. a Device        Device Control PCT/US00/4
2009        1521-62-2   Cntrl Sys               System         0097                                               inactive
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1002:
                                                Method and
                                                System For
                                                Master to
                                                Master
                        PCT 1002: M&S           Communication
                        Master to               in Control     PCT/US00/1
2007        1521-57-2   Master                  Systems        5631                                               inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1003:
                                                Method and
                                                System For
                                                Operating
                                                Virtual Devices
                        PCT 1003:               By Master
                        Operating               Controller in aPCT/US00/1
2005        1521-58-2   Virtual Dvc             Control System 5762                                               inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1007:
                                                System and
                        PCT 1007: S&M           Method For
                        for Multimedia          Multimedia     PCT/US00/1
2004        1521-63-2   Display                 Display        5045                                               inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1000:
                                                Control System
                        PCT 1000: Ctrl          Communication  PCT/US00/1
2002        1521-55-3   Sys Comm Svr            Server         5742                                               inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1012:
                                                Internet
                                                Control System
                        PCT 1012:               Communication
                        Internet CS             Protocol and   PCT/US00/1
2001        1521-118-1  Comm.                   Method         1851                                               inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                PCT 1009:
                                                Internet
                        PCT 1009:               Control System
                        Internet Ctrl           Protocol       PCT/US00/1
2000        1521-115-1  Sys                     Method         1796                                               inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                System and
                                                Method for
                                                Integrating
                                                Multiple Video
                        S&M-Integrating         Switches into a
1018        1521-66-1   Video Switches          Video Matrix   09/328,923                                         inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                System and
                        S&M -                   Method for
                        Monitoring              Monitoring
1017        1521-65-1   Video Inputs            Video Inputs   09/328,922                                         inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                System and
                                                Method of an
                                                Internet
                        S&M-Internet            Control
1016        1521-67-1   Control Network         Network        60/131,605                                         inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                Method for
                                                Dynamically
                                                Updating Maste
                        Dyn. Updating           Controllers in
                        Master                  a Control
1015        1521-59-1   Controllers             System         09/328,885                                         inactive
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                System and
                                                Method of
                                                Device
                                                Interface
                        Device                  Configuration
                        Interface               for a Control
1008        1521-64-1   Configuration           Sytem          09/328,920                                         inactive
----------------------------------------------------------------------------------------------------------------------------------
                                                Method and
                                                System For
                                                Sending
                                                Messages to
                                                Multiple                                                          First Office
                        M&S-Sending             Location in a                                                     Action - due
1004        1521-60-1   Messages       U.S.     Control System 09/328,040  06/08/1999   Pending                   1/10/03
----------------------------------------------------------------------------------------------------------------------------------
                                                Method and
                                                System for
                                                Dynamically
                                                Assigning
                                                Device Numbers                                                    Final Office
                        M&S-Assigning           in a Control                                                      Action due
1005        1521-61-1   Device Numbers U.S.     System         09/328,032  06/08/1999   Pending                   10/03/02
----------------------------------------------------------------------------------------------------------------------------------
                                                Method and
                                                Apparatus for                                                     Corrections to
                        App. for                Configuring a                                                     Drawings
                        Configuring a           Device Control                                                    (After Issue)-
1006        1521-62-1   Device         U.S.     System         09/329,019  06/09/1999   Pending                   due 10/19/02
----------------------------------------------------------------------------------------------------------------------------------
                                                System and                                                        Awaiting
                        S&M for                 Method for                                                        Third Office
                        Multimedia              Multimedia                                                        Action
1007        1521-63-1   Display        U.S.     Display        09/328,039  06/08/1999   Pending                   2/22/03
----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                                   TRADEMARKS

TRADEMARKS                          APPLICATION NO.      FILING DATE         REGISTRATION NO.
---------------------------------------------------------------------------------------------
TM: SYNERGY                              74/441,892     Sept. 30, 1993              2,283,437
---------------------------------------------------------------------------------------------
TM: AMX                                  74/309,192      Aug. 31, 1992              1,789,191
---------------------------------------------------------------------------------------------
TM: AUDIOEAST                            75/187,209      Oct. 24, 1996              2,128,549
---------------------------------------------------------------------------------------------
TM: VIEWPOINT                            78/053,394      Mar. 15, 2001
---------------------------------------------------------------------------------------------
TM: AXCESS                               75/411,681      Dec. 29, 1997              2,297,415
---------------------------------------------------------------------------------------------
TM: RADIA                                75/411,679      Dec. 29, 1997              2,295,100
---------------------------------------------------------------------------------------------
TM: AXCENT                               74/309,194      Aug. 31, 1992              1,785,323
---------------------------------------------------------------------------------------------
TM: POSITRACK                            78/015,898      Nov. 20, 2001              2,510,572
---------------------------------------------------------------------------------------------
TM: (MISCENANOUS DESIGN) (HOUSE)         75/284-030      Apr. 30, 1997              2,432,475
---------------------------------------------------------------------------------------------
TM: PHAST                                75/284,066      Apr. 30, 1997              2,213,905
---------------------------------------------------------------------------------------------
TM: PHASTLINK                            75/289,521        May 9, 1997              2,380,215
---------------------------------------------------------------------------------------------
TM: NETLINX                              78/055,020      Mar. 26, 2001
---------------------------------------------------------------------------------------------
TM: MEDIABLITZ                           78/062,471        May 8, 2001
---------------------------------------------------------------------------------------------
TM: AMX (& design)  78/060,334           78/060,334      Apr. 25, 2001
---------------------------------------------------------------------------------------------
TM: MODERO                                               Sept. 25,2002
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RUSSIA TM: VIEWPOINT                     2001729180     Sept. 26, 2001
---------------------------------------------------------------------------------------------
SINGAPORE TM: VIEWPOINT                  T01/15206B     Sept. 26, 2001
---------------------------------------------------------------------------------------------
TAIWAN TM: VIEWPOINT                      90-039802     Sept. 26, 2001
---------------------------------------------------------------------------------------------
AUSTRALIA TM: VIEWPOINT                      890352     Sept. 26, 2001                 890352
---------------------------------------------------------------------------------------------
CANADA TM: VIEWPOINT                        1117051     Sept. 26, 2001
---------------------------------------------------------------------------------------------
CTM: VIEWPOINT                              2389955     Sept. 26, 2001
---------------------------------------------------------------------------------------------
HONG KONG TM: VIEWPOINT                  2001-15684     Sept. 26, 2001
---------------------------------------------------------------------------------------------
ISRAEL TM: VIEWPOINT                         152264     Sept. 26, 2001
---------------------------------------------------------------------------------------------
JAPAN TM: VIEWPOINT                     2001-089380       Oct. 4, 2001
---------------------------------------------------------------------------------------------
AUSTRALIA TM: PHAST                          737847      June 27, 1997                 737847
---------------------------------------------------------------------------------------------
CTM: PHAST                                   568170      June 27, 1997
---------------------------------------------------------------------------------------------
JAPAN TM: PHAST                           157007/97     Sept. 11, 1997                4495528
---------------------------------------------------------------------------------------------
AUSTRALIA TM: PHASTLINK                      737848      June 27, 2001                 737848
---------------------------------------------------------------------------------------------
ARGENTINA TM: NETLINX                       2354172      Nov. 28, 2001
---------------------------------------------------------------------------------------------
AUSTRALIA TM: NETLINX                        890353     Sept. 26, 2001
---------------------------------------------------------------------------------------------
CANADA TM: NETLINX                          1117050     Sept. 26, 2001
---------------------------------------------------------------------------------------------
CTM: NETLINX                                2390037     Sept. 26, 2001
---------------------------------------------------------------------------------------------
HONG KONG TM: NETLINX                    2001-15683     Sept. 26, 2001
---------------------------------------------------------------------------------------------
ISRAEL TM: NETLINX                           152265     Sept. 26, 2001
---------------------------------------------------------------------------------------------
RUSSIA TM: NETLINX                       2001729181     Sept. 26, 2001
---------------------------------------------------------------------------------------------
TAIWAN TM: NETLINX                        90-039803     Sept. 26, 2001
---------------------------------------------------------------------------------------------

                                    EXHIBIT D

                                   MASK WORKS

                                      None.

                                        2